                                                                   Exhibit 10.59

                              SECURITY AGREEMENT


     THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") dated as of
January 1, 1996, is made by Pyrenees Group, Inc., a Nevada Corporation ("Pledgor"), having its principal place of business at 16885 Dallas Parkway, Suite 400, Dallas, Texas 75248 (the "Address") in favor of Polyphase Corporation, a Nevada corporation, having its principal place of business at (and the address where information concerning the security interest herein granted may be obtained is) 16885 Dallas Parkway, Suite 400, Dallas Texas 75248 ("Secured Party").

     WHEREAS, Pledgor has executed and delivered to Secured Party a Guaranty, dated as of even date herewith (as the same may be modified, amended or restated, the "Guaranty"); and

     WHEREAS, Secured Party has made and is willing to make the loans evidenced by the Guaranty on the condition, among others, that Pledgor shall have executed and delivered to Secured Party this Agreement.

     NOW, THEREFORE. In consideration of the promises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Pledgor and Secured Party hereby agree as follows:

     1.   Incorporation of Note. The Guaranty, and the terms and provisions
          ---------------------
          thereof are hereby incorporated herein in their entirety. Unless otherwise defined herein, the terms defined in the Guaranty and used herein shall have the respective meanings set forth in the Note and the master Loan Agreement.

     2.   Certain Definitions. As used herein, the following terms have the
          -------------------
          meanings indicated:

     "Accounts Receivable" shall mean any "account", as such term is defined in
      -------------------
the UCC, now owned or hereafter acquired by Pledgor and, in any event, shall include, without limitation, all accounts, accounts receivable, other receivables, contract rights, chattel paper, instruments, documents, notes, purchase orders, receipts and other forms of obligations now owned or hereafter received or acquired by or belonging or owing to Pledgor (including, without limitation, under any trade names, styles or divisions thereof) whether arising out of goods sold or services rendered by Pledgor or from any other transaction, and all of Pledgor's rights to any goods represented by any of the foregoing, and all rights to the payment of money, including but not limited to tax refunds and insurance proceeds.

     "Chattel Paper" shall mean any "chattel paper", as such term is defined in
      -------------
the UCC, now owned or hereafter acquired by Pledgor.

     "Collateral" shall have the meaning assigned to such term in Section 3 of
      ----------                                                  ---------
this Security Agreement.

     "Contracts" shall mean all contracts, licenses, undertakings or other
      ---------
agreements in or under which Pledgor may now or hereafter have any right, title or interest, including, without limitation, (i) with respect to Account Receivable, any agreement relating to the terms of payment or the terms of performance thereof, and (ii) all lease agreements relating to Real Property or personal property, rental contracts, rent-to-own contracts, rent-to-rent contracts, lease-purchase agreements and any and all related agreements.

     "Documents" shall mean any "documents", as such term is defined in the UCC,
      ---------
now owned or hereafter acquired by Pledgor, including, but not limited to all files, records, books, ledger card, computer programs, tapes, disks and related electronic data processing software.

     "Equipment" shall mean any "equipment", as such term is defined is defined
      ---------
in the UCC, now owned or hereafter acquired by the Pledgor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, fixtures, vehicles, trucks, automobiles, tools, dies, computers and office equipment now owned or hereafter acquired by Pledgor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

     "Event of Default" shall have the meaning specified in the Guaranty.
      ----------------

     "Intangible Assets" shall mean any "general intangibles". As such term is
      -----------------
defined in the UCC, now owned or hereafter acquired by Pledgor and, in any event, shall include without limitation, all right, title and interest which Pledgor may now or hereafter have in or under all licenses, customer lists, trade names, assumed names, rights in intellectual property, permits, service marks, service mark applications, patents, patent applications, trademarks, trademark applications, telephone numbers and listings of Pledgor, copyrights, trade secrets, proprietary or confidential information, inventions (whether patented, patentable or not), technical information, procedures, designs, knowledge, know-how, software, databases, data, skill, expertise, experience, processes, models, drawings, materials, books, records, tax refunds, prepaid expenses, rights under capitalized leases, lease agreements relating to Real property or personal property, rental contracts, lease-purchase agreements and related agreements, goodwill and rights of indemnification now owned or hereafter acquired by Pledgor.

     "Instruments" shall mean any "instrument", as such term is defined in the
      -----------
UCC, now owned or hereafter acquired by Pledgor.

     "Proceeds" shall mean "proceeds", as such term is defined in the UCC and,
      --------
in any event, shall include, without limitation, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Pledgor from time to time with respect to any of the Collateral, (ii) any and all payments made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral, and (iv) any cash, deposits, securities, instruments, documents, policies and certificates of insurance.

     "Real Property" shall mean all right, title and interest now or hereafter
      -------------
held by Pledgor (whether in fee, under leasehold or otherwise) to or in any real property.

     "Secured Obligations" shall mean all of Pledgor's liabilities, obligations
      -------------------
and indebtedness to Secured Party of any and every kind and nature, whether arising under the Note, the Guaranty, this Security Agreement, or any of the other documents (including any amendments, restatements, extensions, renewals or other modifications of any of the foregoing) executed in connection herewith or therewith by Pledgor (the "transaction Documents") or otherwise, now or hereafter owing, arising, due or payable from Pledgor or the Company to Secured Party and howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, including obligations or performance.

     "Transaction Documents" shall have the meaning set forth in the definition
      ---------------------
of "Secured Obligations."

     "UCC" shall mean the Uniform Commercial Code as the same may, from time to
      ---
time, be in effect in the State of Texas; provided, however, in the event that,
                                          --------  -------
by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Secured Party's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Texas, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating thereto.

     3.   Grant of Security Interest.  As collateral security for the prompt and
          --------------------------
          complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and to induce Secured Party to make the loans to PLY Stadium Partners, Inc. (the "Company") contemplated by the Master Loan Agreement or Note, Pledgor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to Secured Party and hereby grants to Secured Party a continuing security interest in all of Pledgor's right, title and interests in and to all of the following property and interest in property of Pledgor, whether now owned or existing, hereafter acquired or arising, or in which Pledgor now or hereafter has any rights, wheresoever located: All right, title, interest and ownership in and to Polyphase Corporation, Pyrenees Group, Inc. and PLY Stadium Partners, Inc., and to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions, additions, products, proceeds and replacements for, and rents, profits, and products of each of the foregoing (all of the foregoing being hereinafter collectively referred to as "Collateral"). The assignments and security interests granted herein are made as security only and shall not subject Secured Party to, or transfer or in any way affect or modify, any obligation of Pledgor with respect to any of the Collateral or any transaction involving or giving rise thereto.

     4.   Rights of Secured Party; Limitations on Secured Party's Obligations.
          -------------------------------------------------------------------
          It is expressly agreed by Pledgor that, anything herein to the contrary notwithstanding, Pledgor shall remain liable under each of his Contracts, each Transaction Document and other Collateral to observe and perform all the conditions and obligations to be observed and performed by him thereunder. Secured Party shall not have any obligation or liability under any Contract, any Transaction Document or other Collateral by reason of or arising out of this Security Agreement or the granting to Secured Party of a security interest therein or the receipt by Secured Party of any payment relating thereto, nor shall Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of Pledgor under or pursuant thereto, or to make any inquiry as to the nature of the sufficiency of any payment received by him or the sufficiency of any performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     5.   Representations and Warranties. Pledgor represents and warrants to
          ------------------------------
          Secured Party, as of the date hereof and continuously, all of which representations and warranties shall survive indefinitely, that:

                (a) Pledgor is solvent; and possesses all requisite power and authority to execute, deliver and comply with the terms of this Agreement, the Guaranty and all other Transaction Documents to which Pledgor is party.

                (b) The Transaction Documents to which Pledgor is a party, when executed and delivered by all parties thereto, will constitute the valid, legal and binding obligations of Pledgor, enforceable against Pledgor in accordance with their terms.

                (c) Pledgor is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto, free and clear of any and all liens and encumbrances. No material amounts payable under or in connection with any of its Accounts Receivable, Contracts or any Transaction Document are evidenced by Instruments which have not been delivered to Secured Party.

                (d) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by Pledgor in favor of Secured Party.

                (e) Upon the filing of UCC financing statements at the Texas Secretary of State and in Dallas County, Texas and upon Secured Party obtaining possession of all instruments, Chattel Paper and pledged shares of the Pledgor, this Security Agreement will be effective to create a valid and continuing lien on and perfected security interest in the Collateral prior to all other liens and security interests. All action necessary or desirable to protect and perfect such security interest in each item of the Collateral has been duly taken.

                (f) Pledgor is not in default under the Transaction Documents to which Pledgor is a party.

                (g) Pledgor's principal residence and location where its records concerning the Collateral are kept is the Address. All offices and places of business of Pledgor and all locations of Collateral are as described on Schedule 5(g)
                                                                 -------------
                     hereof (collectively the "Collateral Locations"), which Schedule sets forth (i) the complete address for each such Collateral Location, (ii) identifies whether each such Collateral Location is used by Pledgor as an office, warehouse or otherwise, and (iii) provides a description of the lease pertaining to such Collateral Location, including the term, rental payment obligations and full name and address of landlord. Pledgor owns no Real Property.

                (h) Secured Party will have a valid and perfected first priority lien and security interest in all Collateral.

      6.   Certain Covenants. Until the Secured Obligations are paid and
           -----------------
           performed in full, Pledgor covenants and agrees with Secured Party as follows:

                (a)  Financing Statements and Further Documentation. Pledgor
                     ----------------------------------------------
                     will join with Secured Party in the execution and filing of such financing statement or statements in form and content satisfactory to Secured Party. Pledgor will pay all costs of filing any financing, continuation or termination statements with respect to the security interest created by this Agreement, together with costs and expenses of any lien search required by Secured Party, from time to time so long as this Agreement is in effect. At any time and from time to time, upon the written request of Secured Party, and at the sole expense of Pledgor, Pledgor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Secured Party may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted.

                (b)  Certain Collateral. Immediately upon Pledgor's receipt of
                     ------------------
                     all certificates or instruments representing pledged shares or any other Collateral which is or becomes evidenced by any agreement, instrument and/or document including, without limitation, promissory notes, trade acceptances, documents of title and warehouse receipts, Pledgor shall deliver the original thereof to Secured Party, together with appropriate endorsements, duly executed instruments of transfer or assignment or other specific evidence (in form and substance acceptable to Secured Party) of assignment thereof to Secured Party. After the occurence and during the continuation of an Event of Default, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing any Collateral in its possession for certificates or instruments of smaller or larger denominations.

                (c)  Indemnification. In any suit, proceeding or action brought
                     ---------------
                     by Secured Party relating to any of the Collateral for any sum owing thereunder, or to enforce any provision of any of the Collateral, Pledgor will save, indemnify and keep Secured Party harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by Pledgor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from Pledgor, and all such obligations of Pledgor shall be and remain enforceable against and only against Pledgor and shall not be enforceable against Secured Party.

                (d)  Compliance with Laws, etc. Pledgor will comply, in all
                     -------------------------
                     material respects, with all laws, acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the Collateral or any part thereof.

                (e)  Limitation of Liens on Collateral. Pledgor will not create,
                     ---------------------------------
                     permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any lien, security interest or encumbrance on the Collateral except for the security interest of Secured Party hereunder, and will defend the right, title and interest of Secured Party in and to any of the Pledgor's rights under the Collateral against the claims and demands of all entities and persons whomsoever.

                (f)  Maintenance of Insurance. Pledgor will maintain, with
                     ------------------------
                     financially sound and reputable companies, insurance policies insuring its tangible property against loss and business interruption by fire, explosion, theft and such other casualties as are usually insured against by companies in the same or similar businesses, and insuring Pledgor and Secured Party against liability for personal injury and property damage relating to the Collateral, such policies to be in such amounts and against at least such risks as are usually insured against, in the same general area by companies in the same or a similar business, and notify Secured Party promptly of any occurrence causing a material loss or decline in value of the Collateral and the estimated or actual amount of such loss or decline. Pledgor shall deliver to Secured Party the original (or a certified copy thereof) of each policy of insurance and evidence of payment of all premiums therefore. Such policies of insurance shall contain an endorsement, in form and substance acceptable to Secured party, naming Secured Party as an additional insured with losses payable to Pledgor and Secured Party under a standard non-contributory "secured party" clause. Pledgor hereby directs all insurers under such policies of insurance to pay all proceeds payable thereunder directly to Secured Party, as its interest may appear. All such insurance shall contain a clause which provides that Secured Party's interest under the policy will not be invalidated by any act or omission of, or any breach of warranty by, the insured, or by any change in the title, ownership or possession of the insured property, or by the use of the property for purposes more hazardous than is permitted in the policy, and provide that no cancellation, reduction in amount or change in coverage thereof shall be effective until at least thirty (30) days after the receipt by Secured Party of written notice thereof.

                (g)  Limitations on Disposition. Pledgor will not sell, lease,
                     --------------------------
                     transfer or otherwise dispose of any material portion of the Collateral, or attempt or contract to do so, without the prior consent of secured Party.

                (h)  Right of Inspection. During regular business hours (unless
                     -------------------
                     an Event of Default has occurred and is continuing, in which case at all times), Secured Party shall have full and free access to all books and records of Pledgor, and Secured Party and its representatives may examine the same and take extracts therefrom for the purpose of protecting and verifying its interests in the Collateral hereunder. Secured Party and its representatives shall also have the right to enter into and upon any premises where any Collateral is located during such times for the purposes of inspecting the same or otherwise protecting interest therein.

                (i)  Maintenance of Equipment. Pledgor will keep and maintain
                     ------------------------
                     the Equipment in good operating condition on a basis with past practices, and Pledgor will provide all maintenance and service and all repairs necessary for such purpose.

                (j)  Continuous Perfection. Pledgor will not change his name or
                     ---------------------
                     identity in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9-402 of the UCC (or any other then applicable provision of the UCC) unless Pledgor shall have given Secured Party at least twenty (20) days' prior written notice thereof and shall have taken all action necessary or requested by Secured Party to amend each financing statement or continuation statement so that it is not seriously misleading.

                (k)  Location of Collateral. Pledgor will not maintain any
                     ----------------------
                     office or other place of business of any kind at any location other then the Collateral Location described on
                     Schedule 5(e) hereof, unless Pledgor shall have given
                     -------------
                     Secured Party at least twenty (20) days' prior written notice thereof and shall have taken all actions necessary or requested by Secured Party to perfect its security interest in the Collateral at such location.

     7.   Secured Party's Appointment as Attorney-in-Fact.
          -----------------------------------------------

                (a) Pledgor hereby irrevocably constitutes and appoints Secured Party and any officers, designees or agents thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Pledgor and in the name of Pledgor or in its own name, from time to time in Secured Party's sole discretion, for the purposes of carrying out the terms of this Security Agreement, without notice to Pledgor, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, including, without limitation, to ask, demand, collect, receive, settle, compromise, adjust and give discharges, releases, acquittances and receipts for any and all moneys due and to become due under any Collateral, to enter on the premises of Pledgor to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral, or any other Collateral, to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof, to receive, open and dispose of mail addressed to either Pledgor, to sell, assign, transfer, make any arrangements in respect of, or otherwise deal with or exercise rights in respect of any Collateral as though Secured Party were the absolute owner thereof, to adjust and settle claims under any insurance policy, to execute financing statements or amendments thereto or any other document or writing deemed necessary by Secured Party to evidence or perfect its security interest in any Collateral and to effect an assignment of Pledgor's telephone numbers and listings.

                (b) Secured Party agrees that, except upon or after the occurrence of any Event of Default, it will not exercise the power of attorney or any rights granted to secured party pursuant to this Section 7, except with respect to
                                            ---------
                     the power to execute financing statements or amendments
                     thereto or any document or writing deemed necessary by Secured Part to evidence or perfect its security interest in the Collateral. Pledgor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted herein is a power coupled with an interest and shall be irrevocable until the Secured Obligations are indefeasibly paid in full. The powers conferred on Secured Party hereunder are solely to protect Secured Party's interests in the Collateral and shall not impose any duty upon it to exercise any such powers and Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers.

     8.   Performance by Secured Party of Pledgor's Obligation. If Pledgor fails
          ----------------------------------------------------
          to perform or comply with any of its agreements contained herein and Secured Party, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of Secured Party incurred in connection with such performance or compliance, together with interest thereon at the rate of 10% per annum, shall be payable by Pledgor to Secured Party on demand and shall constitute Secured Obligations hereunder.

     9.   Remedies, Rights Upon Default.  Upon the occurrence of any Event of
          -----------------------------
          Default, Secured Party may exercise in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC, including but not limited to the right to accelerate all of the Secured Obligations, to take immediate possession of the Collateral without notice or demand, to enter upon any premises where the Collateral is located and remove the same or remain on such premises in possession of the Collateral, to sell, lease or dispose of the Collateral, to setoff or apply any Collateral held by Secured Party, or the like. To the maximum extent permitted by applicable law, Pledgor waives all claims, damages and demands against Secured Party arising out of the repossession, retention or sale of the Collateral. Pledgor agrees that Secured Party need not give more than ten (1) days' notice of the time after which a private or public sale may take place and that such notice is reasonable notification of such matters. The requirement of reasonable notice to Pledgor of the time and place of any public sale or private sale of the Collateral shall be met if such notice is mailed, postage prepaid, to Pledgor at the address set forth in the Note. Pledgor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Secured Party is entitled, Pledgor also being liable for all costs of Secured Party, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder. Pledgor hereby waives presentment, demand, protest or any notice, including, without limitation, notice of intent to accelerate and notice of acceleration (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral. Pledgor shall, upon demand, make the Collateral available to Secured Party at a place and time designated by Secured Party.

     10.  Application of Proceeds. The proceeds of any sale, disposition or
          -----------------------
          other realization upon all or any part of the Collateral shall be applied and distributed by Secured Party in the following order of priorities:

                first, to Secured party in an amount sufficient to pay in fill
                -----
          the reasonable expenses of Secured party in connection with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by Secured Party in connection therewith, including, without limitation, reasonable attorneys' fees;

                second, to Secured party in an amount sufficient to discharge
                ------
          all of the Secured Obligations; and

                finally, upon payment in full of all the Secured Obligations, to
                -------
          pay to Pledgor, or its representatives or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

     11.  Indemnification. Pledgor hereby assumes all liability for the
          ---------------
          collateral, and for any use, possession and management of Collateral, including without limitation, any taxes arising as a result of, or in connection with, the transactions contemplated herein and agrees to assume liability for, and to indemnify and hold Secured Party harmless from and against any and all claims, causes of action, or liability, howsoever arising from or incident to such use, possession or management. Pledgor further agrees to exonerate Secured Party from any liability for any loss, depreciation or other damage to the Collateral by virtue of any action or inaction by Secured Party.

     12.  Reinstatement. This Agreement shall remain in full force and effect
          -------------
          and continue to be effective should any petition be filed by or against Pledgor for liquidation should Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee for all or any significant part of Pledgor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment, or any part thereof, is rescinded reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     13.  Miscellaneous.
          -------------

                (a)  Waivers. Pledgor hereby waives (I) any right to require
                     -------
                     Secured Party to proceed against any person or entity, to exhaust its rights in the Collateral, or to pursue any other right which Secured Party may have; (ii) with respect to the Secured Obligations, except as expressly required by the Note, presentment and demand for payment, notice of protest and non-payment, notice of the intention to demand or accelerate, notice of acceleration and notice of dishonor, and diligence in collection, review or sale of Collateral, grace, notice and protest; and (iii) all rights of redemption and of marshaling in respect of any and all of the Collateral.

                (b)  Severability. Any provision of this Security Agreement
                     ------------
                     which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                (c)  No Waiver; Cumulative Remedies. Secured Party shall not by
                     ---------
                     any act, delay omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Secured Party and then only to the extent therein set forth. A waiver by Secured party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Secured Party would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Secured Party, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

                (d)  Notices. All notices, demands, requests, consents and other
                     -------
                     communications hereunder shall be delivered pursuant to the terms and at the addresses set forth in the notice provisions of the Guaranty.

                (e)  Amendments; Assignments. This Agreement may be amended only
                     -----------------------
                     by a writing executed jointly by Pledgor and Secured Party. This agreement is for the benefit of and binding upon the parties hereto and their respective successors and assigns. Secured Party may assign all or a part of its interest in this Security Agreement and its rights hereunder to any party.

                (f)  Counterparts. This Agreement may be executed in any number
                     ------------
                     of counterparts which shall, collectively and separately, constitute one agreement.

                (g)  Section Titles and Headings. All section titles and
                     ---------------------------
                     headings contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                (h)  GOVERNING LAW; VENUE. THIS AGREEMENT SHALL BE DEEMED A
                     --------------------
                     CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND ACCEPTED BY PLEDGOR IN SAID STATE, THE LOCATION OF SECURED PARTY'S PRINCIPAL PLACE OF BUSINESS, AND ANY AND ALL CLAIMS, DEMANDS OR ACTIONS IN ANY WAY RELATING THERETO OR INVOLVING ANY DISPUTE BETWEEN ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT OR TORT, AT LAW, IN EQUITY OR STATUTORILY, SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND/OR GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA. PLEDGOR HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF TEXAS AND AGREES BAND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO THE TRANSACTION DOCUMENTS, THE RELATIONSHIPS CREATED THEREBY OR THE SECURED OBLIGATIONS BY ANY MEANS ALLOWED UNDER TEXAS OR FEDERAL LAW. VENUE FOR ANY LEGAL PROCEEDING MAY BE DALLAS COUNTY, TEXAS; PROVIDED, THAT SECURED PARTY MAY CHOOSE ANY VENUE IN ANY STATE WHICH IT DEEMS APPROPRIATE IN THE EXERCISE OF ITS SOLE DISCRETION.

                (i)  WAIVER OF JURY TRIAL. PLEDGOR AND SECURED PARTY HEREBY
                     --------------------
                     KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS NOTE, THE SECURITY AGREEMENT, THE WARRANT PURCHASE AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF PAYEE OR MAKER IN CONNECTION HEREWITH, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. MAKER AND PAYEE

                     HEREBY CONSENT AND AGREE THAT ANY SUCH CLAIM, DEMAND ACTION, CAUSE OF ACTION, SUIT OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL, WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS SECURITY AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE OTHER PARTIES' CONSENT TO SUCH.

                (j)  Severability. If any provision of this Security Agreement
                     ------------
                     or any payments pursuant to the terms hereof shall be invalid or unenforceable to any extent, the remainder of this Security Agreement and any other payments hereunder shall not be affected thereby and shall be enforceable to the greatest extent permitted by law.

                (k)  LEGAL COUNSEL. PLEDGOR AND SECURED PARTY ACKNOWLEDGE THAT
                     -------------
                     EACH HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL IN CONNECTION WITH ALL MATTERS CONCERNING THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, THE NEGOTIATION, ACCEPTANCE AND EXECUTION OF THIS AGREEMENT; THAT EACH HAD THE OPPORTUNITY TO RELY UPON THE ADVICE OF ITS INDEPENDENT LEGAL COUNSEL IN AGREEING TO THE TERMS AND CONDITIONS HEREIN AND IN EXECUTING THIS SECURITY AGREEMENT; THAT EACH HAS READ, REVIEWED AND UNDERSTOOD THE TRANSACTION DOCUMENTS AND THAT THE OBLIGATIONS THEREUNDER REPRESENT VALID AND BINDING OBLIGATIONS OF PLEDGOR; AND THAT EACH HAS FREELY AND VOLUNTARILY ENTERED INTO THIS SECURITY AGREEMENT AS THE PRODUCT OF ARM'S LENGTH NEGOTIATIONS.

                (l)  ENTIRE AGREEMENT. THIS AGREEMENT, TOGETHER WITH THE OTHER
                     ----------------
                     TRANSACTION DOCUMENTS, EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND NOT TO BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


                                         PLEDGOR:



                                         ---------------------------------------
                                         Paul A. Tanner, President



ACCEPTED BY SECURED PARTY
AT DALLAS, TEXAS:

POLYPHASE CORPORATION



By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------